                                                                    EXHIBIT 10.3






                     --------------------------------------

                                 LOAN AGREEMENT

                                 BY AND BETWEEN

                            EINSTEIN/NOAH BAGEL CORP.

                                       AND

                       EINSTEIN/NOAH BAGEL PARTNERS, L.P.

                     --------------------------------------

                                                  DECEMBER 5, 1997

                                TABLE OF CONTENTS

                                   ARTICLE I

                                   The Loan

                                                                                                  Page
                                                                                                  ----
         1.1      The Loan..........................................................................1
         1.2      Purposes of the Loan..............................................................2
         1.3      The Loan Account..................................................................2
         1.4      Interest Rate.....................................................................2
         1.5      Payment of Interest...............................................................3
         1.6      Repayment of the Loan.............................................................3
         1.7      Term of this Agreement............................................................3
         1.8      One Obligation....................................................................3
         1.9      Credit Resources..................................................................4
         1.10     Payment Method....................................................................4
         1.11     Authorization to Advance for Limited Purposes.....................................4

                                                ARTICLE II
                                          Security and Collateral

         2.1      Security Interest.................................................................4
         2.2      Subsidiary Security Documents.....................................................5
         2.3      Pledge of Units...................................................................6
         2.4      Preservation of Collateral and Perfection
                    of Security Interests Therein...................................................6
         2.5      Alternate Security and Pledge Agreements..........................................7

                                               ARTICLE III
                                           Conditions to Advances

         3.1      No Material Adverse Change........................................................7
         3.2      No Default........................................................................8
         3.3      Representations and Warranties....................................................8
         3.4      Other Requirements................................................................8
         3.5      Advance Request...................................................................8
         3.6      No Default by Company.............................................................8
         3.7      Sufficient Credit Available to Company............................................8

                                   ARTICLE IV
                         Representations and Warranties

         4.1      Financial Statements..............................................................8
         4.2      Partner Units.....................................................................9
         4.3      No Material Adverse Change........................................................9
         4.4      No Pending Material Litigation or Proceedings ....................................9
         4.5      Valid Organization: Due Authorization;
                   Valid and Binding Agreement......................................................9
         4.6      Conduct of Business..............................................................10
         4.7      Absence of Material Liabilities..................................................10
         4.8      Tax Matters......................................................................11
         4.9      Ownership of Collateral; Security Interest Priority..............................11
         4.10     Location of Offices, Records, and Facilities.....................................11
         4.11     Location of Inventory, Fixtures, Machinery, and Equipment........................12
         4.12     Investment Company Act...........................................................12
         4.13     Public Utility Holding Company Act...............................................12
         4.14     Subsidiaries.....................................................................12

                                              ARTICLE V
                                        Affirmative Covenants

         5.1      Financial Statements.............................................................13
         5.2      Inspection.......................................................................14
         5.3      Conduct of Business..............................................................14
         5.4      Insurance........................................................................15
         5.5      Use of Proceeds..................................................................16
         5.6      Company Loan Compliance..........................................................16
         5.7      Company Loan Agreement Representations...........................................16
         5.8      Additional Members...............................................................16

                                              ARTICLE VI
                                            Negative Covenants

         6.1      Guarantees; Loans; etc...........................................................17
         6.2      Disposal of Property.............................................................17
         6.3      Compensation to Members and Others...............................................17
         6.4      Distributions and Redemption.....................................................17
         6.5      Additional Indebtedness..........................................................18
         6.6      Mergers, Consolidations, Acquisitions, etc.......................................18


         6.7      Certificate of Limited Partnership and Limited
                    Partnership Agreement..........................................................18
         6.8      Issuance of Units................................................................18
         6.9      Liens............................................................................18
         6.10     Transactions with Affiliates.....................................................18
         6.11     Subsidiaries.....................................................................19


                                                 ARTICLE VII
                                           Conditions of Closing

         7.1      Proceedings and Documents........................................................19
         7.2      Executed Documents...............................................................19
         7.3      No Defaults......................................................................20
         7.4      Compliance with Company Credit Agreements........................................20

                                                ARTICLE VIII
                                Default, Rights and Remedies of the Company

         8.1      Default..........................................................................20
         8.2      Default; Remedies................................................................23
         8.3      No Waiver........................................................................24

                                                 ARTICLE IX
                                                Miscellaneous

         9.1      No Oral Change...................................................................25
         9.2      Assignment.......................................................................25
         9.3      Costs and Attorneys' Fees........................................................25
         9.4      Communications and Notices.......................................................26
         9.5      Governing Law....................................................................26
         9.6      Headings.........................................................................27
         9.7      Severability.....................................................................27
         9.8      Avoidance........................................................................27
         9.9      Counterparts.....................................................................27
         9.10     Entire Agreement.................................................................27
         9.11     General Indemnity................................................................27
         9.12     Limitation on Damages............................................................28
         9.13     Submission to Jurisdiction.......................................................28
         9.14     Waiver of Jury Trial.............................................................29

EXHIBITS


EXHIBIT A Form of Promissory Note of Einstein/Noah Bagel Partners, L.P.

EXHIBIT B Form of Subsidiary Security Agreement

EXHIBIT C Form of Pledge Agreement

                             SECURED LOAN AGREEMENT


         This Secured Loan Agreement (the "Agreement") is made and entered into as of the 5th day of December, 1997 between Einstein/Noah Bagel Corp., a Delaware corporation (the "Company"), and Einstein/Noah Bagel Partners, L.P., a Delaware limited partnership ("DEVELOPER").

                                    RECITALS

         The Company and DEVELOPER have entered into an area development agreement, as amended from time to time (the "Development Agreement"), pursuant to which DEVELOPER is required to establish and operate Einstein Bros(R) Bagels and Noah's New York Bagels(R) stores (the "Stores") in the area specified in the Development Agreement (the "Development Area") in compliance with a development schedule set forth therein and to enter into individual license agreements (each a "License Agreement") for such specific Stores; and

         The Company has entered into an Amended and Restated Credit Agreement, dated as of November 24, 1997, with the Bank of America National Trust and Savings Association ("Bank of America"), LaSalle National Bank and General Electric Credit Corporation (as it may be amended from time to time, the "Senior Credit Facility"), the proceeds of which are intended to be used in part to fund Advances (as defined herein) to the DEVELOPER required hereunder.

                                    COVENANTS

         In consideration of the mutual representations, warranties, and covenants set forth herein, and in consideration of any Advances made hereunder to or for the benefit of DEVELOPER by Company, the parties hereto agree as follows:

                                    ARTICLE I

                                    THE LOAN

         1.1 THE LOAN. The Company agrees, on the terms and subject to the conditions set forth herein, including without limitation the conditions to loan Advances set forth in Article III hereof, to advance at any time and from time to time during the period commencing on the date hereof and ending on the third anniversary of the date hereof (the "Draw Termination Date"), amounts requested by DEVELOPER in an aggregate principal amount not to exceed $70,000,000 (the

"Loan"). Each Advance of the Loan ("Advance") shall be in a minimum amount of $100,000 and shall be made by wire transfer by or on behalf of the Company to the account of DEVELOPER or by regular check of or on behalf of the Company payable to DEVELOPER and forwarded to DEVELOPER by overnight air express to its address as set forth herein for delivery on the next regular business day. The Loan shall be evidenced by a promissory note (the "Note") of even date herewith in the form attached hereto as Exhibit A.

         1.2 PURPOSES OF THE LOAN. Proceeds of the Loan shall be used by DEVELOPER for general corporate purposes, including to pay fees and make payments to the Company, to fund Store operating costs, to fund general corporate overhead, to provide general working capital for DEVELOPER, and to finance the purchase, design, construction and equipment of Stores, commissaries and production facilities in the Development Area pursuant to and in accordance with the Development Agreement.

         1.3 THE LOAN ACCOUNT. The Company shall maintain a loan account on its books in which shall be recorded all Advances made by Company to DEVELOPER pursuant to this Agreement, and all payments made by DEVELOPER with respect to the Loan; provided, however, that failure to maintain such account or record any Advances therein shall not relieve DEVELOPER of its obligations to repay the outstanding principal amount of the Loan, all accrued interest thereon and any amount payable with respect thereto in accordance with the terms of this Agreement and the Note.

         1.4      INTEREST RATE.

                  (a) Interest shall accrue daily on the aggregate outstanding principal balance of the Loan, for the period commencing on the date the Loan is made until the Loan is paid in full, at a per annum rate equal to the rate of interest announced by the Bank of America National Trust and Savings Association or its successor in interest (the "Bank") from time to time at its head office as its "reference rate," plus 2.5%. The interest rate shall be adjusted, from time to time, on the same day on which the Bank adjusts its "reference rate." In addition, the interest rate shall be increased or reduced by an amount equivalent to any increase or reduction in the interest rate under the Senior Credit Facility or any extension, replacement or refinancing thereof. Interest on the outstanding principal amount of the Loan shall be payable in arrears on the dates set forth herein and at maturity (whether at stated maturity, by acceleration or otherwise).

                  (b) Interest shall be computed on the basis of a 360-day year and the actual number of days elapsed.

                  (c) Any principal payment due under the Note not paid when due, whether at stated maturity, by notice of repayment, by acceleration or otherwise, shall, to the extent permitted by applicable law, thereafter bear interest (compounded monthly and payable upon demand) at a rate which is 2% per annum in excess of the rate of interest otherwise payable under this Agreement in respect of such principal amount until such unpaid amount has been paid in full (whether before or after judgment).

         1.5 PAYMENT OF INTEREST. During the Term of the Loan, DEVELOPER shall pay to the Company interest on the outstanding principal balance of the Loan on the first day of each of the Company's 13 consecutive four-week accounting periods used for accounting purposes (each, a "Retail Period").

         1.6 REPAYMENT OF THE LOAN. If not earlier paid, or if not accelerated for payment, the outstanding principal amount of the Loan shall, at the close of business on the Draw Termination Date, thereafter become an amortized term loan payable as follows: the principal balance of the Loan shall be payable to the Company in 65 substantially equal periodic installments of principal (the amount of which periodic installments of principal shall be determined at the close of business on the Draw Termination Date based on a schedule amortizing such outstanding principal balance of the Loan as of such date in 130 substantially equal periodic installments of principal), plus accrued but unpaid interest, on the first day of each of the Company's Retail Periods, commencing on the first day of the first Retail Period in the Company's fiscal year 2001 and continuing until the first day of the last Retail Period in the Company's fiscal year 2005, when the entire remaining principal balance of the Loan and all interest accrued thereon shall be due and payable.

         1.7 TERM OF THIS AGREEMENT. This Agreement and all covenants and agreements of the Company hereunder shall be effective on the date hereof and shall continue in effect until the last to occur of (i) the date on which there is no amount (principal or interest) remaining outstanding under the Note and
(ii) the date on which the Company no longer has any obligation to make any Advances hereunder if DEVELOPER were to make a valid request for an Advance pursuant to and in accordance with Article 3 hereof.

         1.8 ONE OBLIGATION. All Advances made hereunder, and all interest accrued thereon, shall constitute one obligation of DEVELOPER secured by the security interests granted by this Agreement and by all other security interests, liens, claims, and encumbrances from time to time hereafter granted to the Company by DEVELOPER.

         1.9 CREDIT RESOURCES. DEVELOPER acknowledges that the Company has informed it that the Company may not from time to time in the future have cash, cash equivalents, and credit resources sufficient to permit the Company to make requested Advances under this Agreement while maintaining sufficient working capital for the Company's operating needs. DEVELOPER agrees that the Company shall have no obligation to make any Advances if sufficient funds are not available to the Company under the Senior Credit Facility to fund the full amount of the requested Advance.

         1.10 PAYMENT METHOD. All payments to be made by DEVELOPER hereunder shall be made in lawful money of the United States, in immediately available funds, without set off, counterclaims, deduction or withholding of any type.

         1.11 AUTHORIZATION TO ADVANCE FOR LIMITED PURPOSES. So long as funds are still available to be drawn by DEVELOPER hereunder, and DEVELOPER is not in Default under this Agreement, DEVELOPER hereby authorizes the Company (a) to make daily Advances on behalf of DEVELOPER under this Agreement in accordance with the Company's customary practices and procedures solely to provide funds to DEVELOPER to cover payables, intercompany charges and other charges previously approved by DEVELOPER regardless of whether DEVELOPER has specifically requested such Advance and without waiver of any of the Company's rights hereunder, and
(b) to make Advances under the Loan from time to time solely to pay interest on the Loan if and only if DEVELOPER does not pay interest when due hereunder.


                                   ARTICLE II

                             SECURITY AND COLLATERAL

         2.1 SECURITY INTEREST. To secure payment and performance of DEVELOPER's obligations hereunder and under the Note, and any and all other indebtedness, obligations or liabilities of any kind of DEVELOPER to the Company, whether now existing or hereafter arising, direct or indirect, absolute or contingent, joint and/or several, arising by operation of law or otherwise. DEVELOPER hereby grants to the Company a continuing security interest in and to the following property and interests in property, whether now owned or hereafter acquired by DEVELOPER and wheresoever located:

                 (a) all of DEVELOPER's real estate, accounts, equipment (including, but not limited to machinery, furniture, fixtures, tools, vehicles, and other tangible property), inventory, leasehold improvements, contract rights (including its rights as lessee under all leases of real property), general intangibles, deposit accounts, tax refunds, chattel paper, instruments, notes, letters of credit, documents, and documents of title, capital stock, other than capital stock of the Company, or other ownership interests of all Subsidiaries (as defined in Section 6.11 hereof);

                 (b) all insurance proceeds of or relating to any of the foregoing;

                 (c) all of DEVELOPER's books, records, and computer programs and data relating to any of the foregoing; and

                 (d) all accessories and additions to, substitutions for, and replacements, products, and proceeds of, any of the foregoing (all of the foregoing, and all of the security described in Sections 2.2 and 2.3, being referred to collectively as the "Collateral").

         2.2 SUBSIDIARY SECURITY DOCUMENTS. DEVELOPER shall cause each person or entity becoming a Subsidiary of DEVELOPER from time to time to execute and deliver to the Company, within five days after such person or entity becomes a Subsidiary, a security agreement substantially in the form attached hereto as Exhibit B (a "Subsidiary Security Agreement"), together with all financing statements and other related documents (including real estate mortgages) as the Company may request and such closing documents with respect to such Subsidiary of the type described in Article VII as the Company may request, sufficient to grant to the Company liens and security interests in all assets of each Subsidiary of the type described in Section 2.1. DEVELOPER shall from time to time execute and deliver to the Company, within five days after a person or entity becomes a Subsidiary of DEVELOPER, a pledge agreement in a form acceptable to the Company, pursuant to which DEVELOPER shall grant a security interest in favor of the Company in and to all shares of capital stock (or other equity interests) of such Subsidiary, together with the stock certificates evidencing such stock ownership (or other evidence of ownership) and accompanied by a stock power (or equity assignment) executed in blank. Any such pledge agreements executed by DEVELOPER and security agreements and other documents executed by a Subsidiary of DEVELOPER from time to time shall be included in the term "Security Instruments" used herein and the stock and assets of such Subsidiary covered by such Security Instruments shall be included in the term "Collateral" used herein.

         2.3 PLEDGE OF UNITS. In addition to the security interest in the Collateral, DEVELOPER's obligations hereunder and under the Note and all other obligations of DEVELOPER to Company shall be secured by the security interest created pursuant to a pledge agreement between the Company and all of the partners of DEVELOPER, other than the Company and the Fund (the "Partners"), substantially in the form attached hereto as Exhibit C (the "Pledge Agreement").

         2.4 PRESERVATION OF COLLATERAL AND PERFECTION OF SECURITY INTERESTS THEREIN.

                 (a) DEVELOPER shall execute and deliver to the Company, concurrently with the execution of this Agreement, and shall execute and deliver or cause any Subsidiary of DEVELOPER to execute and deliver to the Company at any time or times hereafter at the request of the Company or the Agent (as defined in Section 2.5 below), all financing statements or other documents, including mortgages on real estate owned by DEVELOPER or its Subsidiaries and security agreements (the "Security Instruments") (and pay the cost of filing or recording the same in all public offices deemed necessary by the Company), as the Company or the Agent may request, in forms satisfactory to the Company, and take all further action that the Company or the Agent may request, or which may be reasonably necessary or desirable, to perfect and keep perfected the security interest in the Collateral granted by DEVELOPER to the Company, to create and perfect the security interests in the assets of any Subsidiaries of DEVELOPER provided in Section 2.2 hereof, or otherwise to protect and preserve the Collateral and the Company's security interest therein. Should DEVELOPER fail to do so, the Company is authorized to sign any such Security Instruments as DEVELOPER's agent.

                 (b) DEVELOPER will furnish to the Company from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Company may reasonably request, all in reasonable detail.

                 (c) DEVELOPER shall notify the Company, within five days after the occurrence thereof, of the acquisition of any property by DEVELOPER that is not subject to the existing liens and security interests, in favor of the Company, of any person or entity's becoming a Subsidiary, and of any other event or condition that may require additional action of any nature in order to create, preserve, or perfect the liens and security interests of the Company.

                 (d) DEVELOPER shall, and shall cause each Subsidiary to, cause all tangible Collateral to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with any manufacturer's manual.

         2.5 ALTERNATE SECURITY AND PLEDGE AGREEMENTS. If requested by the Company in order for the transactions contemplated by this Agreement to comply with the limitations and restrictions of any applicable agreement between the Company and its lender or between its lender and its lender's banks and any bank designated as agent for its lender's banks ("Agent"), as amended from time to time, or to obtain a waiver therefrom, DEVELOPER hereby agrees that a security interest as referred to in Section 2.1 hereof, a pledge of Units as referred to in Section 2.3 hereof and the additional security interests described in Sections 2.2 and 2.4 hereof may be granted directly to the Company's lender or to the Agent in lieu of or in addition to such grants to the Company, in which event appropriate alterations may be made to this Article II and to the forms of the other Subsidiary Security Agreements, and references herein to such security, pledges, and deliveries thereof to the Company may be deemed to refer to the Agent, as appropriate.


                                   ARTICLE III

                             CONDITIONS TO ADVANCES

         Notwithstanding any other provisions contained in this Agreement, the Company's obligations to make any Advance (including an initial Advance) provided for in Section 1.l shall be conditioned upon the following:

         3.1 NO MATERIAL ADVERSE CHANGE. No material adverse change, as determined by the Company in its sole discretion, in the financial condition, results of operations assets, or business of DEVELOPER, shall have occurred at any time or times subsequent to the date thereof, or, in the event such a material adverse change shall have occurred, such change shall have been fully remedied without any material adverse effect on the financial condition, results of operations, assets or other business of DEVELOPER and its Subsidiaries taken as a whole to the satisfaction of the Company in its sole discretion.

         3.2 NO DEFAULT. Neither a Default (as that term is defined in Article VIII hereof) nor any event which, through the passage of time or the service of notice or both, would mature into a Default (an "Event of Default") shall have occurred and be continuing.

         3.3 REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Article IV hereof, the Pledge Agreement and the other Security Instruments shall be true and correct on and as of the date such Advance is made.

         3.4 OTHER REQUIREMENTS. The Company shall have received, in form and substance satisfactory to it, all certificates, consents, affidavits, schedules, instruments, and other documents which DEVELOPER is obligated to provide to the Company hereunder or which the Company may at any time reasonably request.

         3.5 ADVANCE REQUEST. Other than the initial Advance, the Company shall have received, at least five business days prior to the day an Advance is to be made hereunder, copies of all documents required to be delivered to Company under Section 5.1 below or otherwise reasonably requested.

         3.6 NO DEFAULT BY COMPANY. The Company shall not be in default under the Senior Credit Facility nor shall any event which, through the passage of time or the service of notice or both, would mature into a default under the Senior Credit Agreement, have occurred and be continuing, and the making of an Advance will not cause the Company to be in default under the Senior Credit Facility.

         3.7 SUFFICIENT CREDIT AVAILABLE TO COMPANY. Sufficient funds shall be available to the Company under the Senior Credit Facility to fund the full amount of the requested Advance.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         DEVELOPER represents and warrants that:

         4.1 FINANCIAL STATEMENTS. The financial statements to be furnished to the Company or the Agent in accordance with Section 5.1 below will be prepared in conformity with generally accepted accounting principles consistently applied throughout the periods involved, and will fairly present the financial condition of

DEVELOPER and its Subsidiaries at the dates thereof and its results of operations for the periods indicated (subject, in the case of financial statements covering less than one full fiscal year, to normal recurring year-end adjustments).

         4.2 PARTNER UNITS. DEVELOPER has previously furnished to the Company a true and correct copy of the certificate of limited partnership of DEVELOPER and the limited partnership agreement of DEVELOPER (the "Limited Partnership Agreement"), including in each case all amendments thereto through the date of this Agreement. The holders of record (and beneficial owners, if any) of Units in DEVELOPER, and the number of Units owned of record by each such holder and beneficially owned by each such beneficial owner, are set forth on Exhibit A to the Limited Partnership Agreement, and the number of Units set forth on such Exhibit A constitute 100% of the issued and outstanding ownership interests in DEVELOPER. There are no outstanding options, warrants, rights, contracts or agreements of any kind for the issuance or sale of any Units or for the issuance or sale of any other partner interests or obligations of DEVELOPER or for the purchase of any of its partnership interests.

         4.3 NO MATERIAL ADVERSE CHANGE. Since the date hereof, there has been no material adverse change in the financial condition, results of operations, assets or business of DEVELOPER and its Subsidiaries, taken as a whole, or, in the event such a material adverse change shall have occurred, such change shall have been fully remedied without any material adverse effect on the financial condition, results of operations, assets or other business of DEVELOPER and its Subsidiaries, taken as a whole, to the satisfaction of the Company in its sole discretion.

         4.4 NO PENDING MATERIAL LITIGATION OR PROCEEDINGS. There are no actions, suits, investigations or proceedings pending or, to the knowledge of DEVELOPER or its Subsidiaries, threatened, against or affecting DEVELOPER or its Subsidiaries or the business or properties of DEVELOPER or its Subsidiaries, in any court or before or by any governmental department, commission, board, agency or instrumentality, or any arbitrator. Neither DEVELOPER nor any of its Subsidiaries is in default with respect to any order, writ, injunction or decree of any court, arbitrator or governmental agency.

         4.5    VALID ORGANIZATION: DUE AUTHORIZATION; VALID AND BINDING
AGREEMENT.

                (a) DEVELOPER is a limited partnership duly organized, validly existing, and in good standing under the laws of the State of Delaware, with power and authority to enter into and perform this Agreement and to issue the Note and incur the indebtedness to be evidenced thereby. DEVELOPER is qualified to do business and is in good standing in each jurisdiction in which failure to so qualify could have a material adverse effect on its property, business, operations or prospects.

                (b) This Agreement and the Note have each been duly authorized by all required action on the part of DEVELOPER, and each of this Agreement and the Note has been duly executed and delivered by DEVELOPER and constitutes the legal, valid, and binding obligation of DEVELOPER enforceable in accordance with its terms.

                (c) The execution and delivery of this Agreement and the Note and the performance by DEVELOPER of its obligations hereunder and thereunder are not in contravention of any law, rule or regulation, including without limitation Regulation G, T, U or X of the Board of Governors of the Federal Reserve System, and will not conflict with or result in any breach of any of the provisions, or constitute a default under or result in the creation or imposition of any lien or encumbrance (except as expressly provided herein) upon any of the property of DEVELOPER pursuant to any of the provisions of the certificate of limited partnership of DEVELOPER or the Limited Partnership Agreement or any agreement or instrument to which DEVELOPER is a party or by which it or its assets is bound.

                (d) No consent, authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other person, which has not been obtained or taken, is required for the execution and delivery of, or the performance by DEVELOPER of its obligations under, this Agreement or the Note.

         4.6 CONDUCT OF BUSINESS. Since their inception, DEVELOPER and each Subsidiary has conducted its business and operations in a manner consistent with that of a franchisee of Company and has not engaged in any business other than the business of establishing, opening, and operating Stores.

         4.7 ABSENCE OF MATERIAL LIABILITIES. Neither DEVELOPER nor any Subsidiary has any material liabilities or obligations, either accrued, absolute, contingent, or otherwise, except (a) as set forth in its most recent unaudited balance sheet, (b) normal liabilities and obligations incurred in the ordinary course of business since the date of its most recent unaudited balance sheet, and (c) obligations under contracts and agreements entered into in the ordinary course of business.

         4.8    TAX MATTERS.

                (a) DEVELOPER and its Subsidiaries have filed all federal, state, and local tax returns which are required to be filed, except for extensions duly obtained, and has paid, or made provisions for the payment of, all taxes which have become due pursuant to such returns or pursuant to any assessment received by DEVELOPER or any Subsidiary, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided.

                 (b) DEVELOPER will be classified for tax purposes as a partnership with the meaning of Section 7701 (a)(2) of the Internal Revenue Code of 1986, as amended ("Code"), and DEVELOPER is not a "publicly traded partnership" within the meaning of Section 7704 of the Code.

         4.9 OWNERSHIP OF COLLATERAL; SECURITY INTEREST PRIORITY. At the time any Collateral becomes subject to a security interest of the Company hereunder, unless the Company shall otherwise consent, (a) DEVELOPER or a Subsidiary shall be the lawful owner of such Collateral and have the right and authority to subject the same to the security interest of the Company, (b) none of the Collateral shall be subject to any lien or encumbrance other than that in favor of the Company (and other than federal and state securities law restrictions on shares of the Company's common stock), and (c) there shall be no effective financing statement covering any of the Collateral on file in any public office, other than in favor of the Company. This Agreement creates in favor of the Company a valid and perfected first-priority security interest in the Collateral enforceable against DEVELOPER or its Subsidiary, as the case may be, and all third parties and secures the payment of DEVELOPER's obligations hereunder and under the Note, and all other obligations of DEVELOPER to the Company, whether now existing or hereafter arising, and all filings and other actions necessary or desirable to create, preserve, or perfect such security interest have been duly taken. Notwithstanding the foregoing provisions of this
Section 4.9, clause (b) and (c) and the immediately preceding sentence of this
Section 4.9 shall not be inaccurate by reason of any purchase money security interest (including pursuant to a financing lease) in any equipment for DEVELOPER's Stores.

         4.10 LOCATION OF OFFICES, RECORDS, AND FACILITIES. DEVELOPER's chief executive office and chief place of business and the office where DEVELOPER keeps its records concerning its accounts, contract rights, chattel papers, instruments' general intangibles, and other obligations arising out of or in connection with the operation of its business or otherwise ("Receivables"), and all originals of all leases and other chattel paper which evidence Receivables, are located in the State of

Colorado, at the address of DEVELOPER set forth in Section 9.4 hereof (as such address may be changed from time to time in accordance therewith). The federal tax identification number of DEVELOPER is 36-4019835. The name of DEVELOPER is "Einstein/Noah Bagel Partners, L.P." and DEVELOPER operates under no other names than the name Einstein Bros. Bagels, Noah's New York Bagels, Bagel Boulevard, Baltimore Bagel and Bagel & Bagel on its Stores or such other names authorized pursuant to and in accordance with any applicable License Agreement with the Company.

         4.11    LOCATION OF INVENTORY, FIXTURES, MACHINERY, AND EQUIPMENT.

                 (a) All Collateral consisting of inventory, fixtures, machinery, or equipment is located within the Development Area and at no other locations without the prior written consent of the Company.

                 (b) If the Collateral described in clause (a) is kept at leased locations, DEVELOPER has used its best efforts to obtain appropriate landlord lien waivers or subordination satisfactory to the Company, unless such has been waived in writing by the Company for the particular instance.

                 (c) If the Collateral described in clause (a) is warehoused, DEVELOPER has sent appropriate warehousemen's notices, each reasonably satisfactory to the Company, unless such has been waived by the Company for the particular instance.

         4.12 INVESTMENT COMPANY ACT. DEVELOPER is not an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

         4.13 PUBLIC UTILITY HOLDING COMPANY ACT. DEVELOPER is not a "holding company" or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         4.14 SUBSIDIARIES. DEVELOPER has no Subsidiaries as of the date of this Agreement.

                                    ARTICLE V

                              AFFIRMATIVE COVENANTS

         DEVELOPER covenants and agrees that so long as this Agreement remains in effect:

         5.1     FINANCIAL STATEMENTS.

                 (a) DEVELOPER shall cause to be furnished to the Company and, at the Company's request, to the Company's lender or to the Agent: (i) as soon as practicable and in any event within 20 days after the end of each interim fiscal quarter, statements of income and cash flows of DEVELOPER and its Subsidiaries for such period and for the period from the beginning of the then current fiscal year to the end of such quarter and a balance sheet of DEVELOPER and its Subsidiaries as of the end of such quarter, setting forth in each case, in comparative form, figures for the corresponding periods in the preceding fiscal year, certified as accurate by the chief financial officer or treasurer of the General Partner, subject to changes resulting from normal, returning year-end adjustments; (ii) as soon as practicable and in any event within 60 days after the end of each fiscal year, statements of income and cash flows of DEVELOPER and its Subsidiaries for such year, and a balance sheet of DEVELOPER and its Subsidiaries as of the end of such year, setting forth in each case, in comparative form, corresponding figures for the preceding fiscal year and as of the end of the preceding fiscal year, audited by independent certified public accountants selected by the Company and reasonably satisfactory to DEVELOPER; and (iii) as soon as practicable (but in any event not more than five business days after the president or any other officer of the General Partner obtains knowledge of the occurrence of an event or the existence of a circumstance giving rise to an Event of Default or a Default), notice of any and all Events of Default or Defaults hereunder.

                 (b) All financial statements delivered to the Company, and if applicable, the Company's lender or the Agent pursuant to the requirements of
Section 5.1(a) shall be prepared in accordance with generally accepted accounting principles consistently applied. Together with each delivery of financial statements required by Section 5.1(a), DEVELOPER shall deliver to the Company an officer's certificate stating that there exists no Default or Event of Default, or, if any Default or Event of Default exists, specifying the nature thereof, the period of existence thereof and what action DEVELOPER proposes to take or have taken with respect thereto. Together with each delivery of financial statements required by Section 5.1 (a)(ii) above, DEVELOPER shall deliver to the Company a certificate of the accountants who performed the audit in connection with such statements stating that in making the audit necessary to the issuance of a report on such financial statements, they have obtained no knowledge of any Default or Event of Default, or, if such accountants have obtained knowledge of a Default or Event of Default, specifying the nature and period of existence thereof. Such accountants shall not be liable by reason of any failure to obtain knowledge of any Default or Event of Default which would not be disclosed in the ordinary course of an audit. DEVELOPER authorizes the Company to discuss the financial condition of DEVELOPER with DEVELOPER's independent public accountants and agrees that such discussion or communication shall be without liability to either the Company or DEVELOPER's independent public accountants.

         5.2 INSPECTION. The Company, or any person designated from time to time by the Company, shall have the right, from time to time hereafter, to call at DEVELOPER's or its Subsidiaries' place or places of business during ordinary business hours, and, without hindrance or delay, (a) to inspect, audit, check, and make copies of and extracts from DEVELOPER's and its Subsidiaries' books, records, journals, orders, receipts, and any correspondence and other data relating to the business of DEVELOPER or its Subsidiaries or to any transactions between the parties hereto, and (b) to discuss the affairs, finances, and business of DEVELOPER and its Subsidiaries with the officers of DEVELOPER and its Subsidiaries.

         5.3     CONDUCT OF BUSINESS.

                 (a) DEVELOPER shall, and shall cause each Subsidiary to, (i) maintain its existence and qualification to do business in good standing in each jurisdiction where the failure to be so qualified would have a material adverse effect on the financial condition of DEVELOPER or its Subsidiaries, (ii) maintain in full force and effect all licenses, bonds, franchises, leases, patents, contracts, and other rights necessary to the conduct of its business, and (iii) comply with all applicable laws and regulations of any federal, state, or local governmental authority, including those relating to environmental matters, labor and employment laws and employee benefit matters.

                 (b) DEVELOPER shall, and shall cause its Subsidiaries to, duly pay and discharge (i) all lawful claims, whether for labor, materials, supplies, services, or anything else, which might or could, if unpaid, become a lien or charge upon its property or assets, unless and to the extent only that the validity thereof is being contested in good faith and by such appropriate proceedings, (ii) all of its trade bills when due in accordance with customary practice, and (iii) all taxes, unless and to the extent that the validity thereof is being contested by DEVELOPER in good faith and by appropriate proceedings.

                 (c) DEVELOPER shall, and shall cause each Subsidiary to, conduct its business and operations in a manner consistent with that of a multi-unit food service establishment, and shall not, and shall not permit any Subsidiary to, engage in any business other than the business of establishing, opening, and operating Stores in the Development Area.

         5.4     INSURANCE.

                 (a) DEVELOPER shall keep and maintain, and shall cause its Subsidiaries to keep and maintain, at their sole cost and expense, (i) insurance on their assets for at least 80% of the full replacement value (or the full insurable value) thereof against loss or damage by fire, theft, explosion, and all other hazards and risks ordinarily insured against by other owners or users of such properties in similar businesses similarly situated, and (ii) public liability insurance relating to DEVELOPER's and its Subsidiaries' ownership and use of their assets.

                 (b) All such policies of insurance shall be in such form and in such amounts as is customary in the case of other owners or users of like properties in similar businesses, with insurers as shall be reasonably satisfactory to the Company. Upon demand, DEVELOPER shall deliver to the Company the original (or certified) copy of each policy of insurance, and evidence of payment of all premiums for each such policy. Such policies of insurance (except those of public liability) shall contain an endorsement in form and substance acceptable to the Company, showing the Company as an additional insured. Such endorsement, or an independent instrument furnished to the Company, shall provide that all insurance companies will give the Company at least 30 days prior written notice before any such policy or policies of insurance shall be altered or canceled. DEVELOPER and each Subsidiary hereby directs all insurers under such policies of insurance (except those of public liability) to pay all proceeds payable thereunder for claims in excess of the aggregate amount of $50,000 directly to the Company, and DEVELOPER irrevocably appoints the Company (and all officers, employees, or agents designated by the Company), as DEVELOPER's and the Subsidiaries' true and lawful agent (and attorney-in-fact) for the purpose of endorsing the name of DEVELOPER or such Subsidiary on any check, draft, instrument, or other item of payment for such proceeds. Any proceeds received by the Company shall be applied to DEVELOPER's obligations hereunder, and any overage shall be paid to DEVELOPER. DEVELOPER and each Subsidiary irrevocably appoints the Company, from and after a Default or an Event of Default, as DEVELOPER's and each Subsidiary's true and lawful agent (and attorney-in-fact) for the purpose of making, settling, and adjusting claims under such policies of insurance and for making all determinations and decisions with respect to such policies of insurance. In the event DEVELOPER or any Subsidiary at any time or times hereafter shall fail to obtain or maintain any of the policies of insurance required above or to pay any premium in whole or in part relating thereto, then the Company, without waiving or releasing any Default or Event of Default hereunder, may at any time or times thereafter (but shall be under no obligation to do so) obtain and maintain such policies of insurance and pay such premium and take any other action with respect thereto which the Company deems advisable. All sums so disbursed by the Company, including reasonable attorneys' fees, court costs, expenses, and other charges relating thereto, shall be part of DEVELOPER's obligations hereunder, payable by DEVELOPER to the Company on demand.

         5.5 USE OF PROCEEDS. Except as otherwise authorized in writing by the Company. DEVELOPER shall use the proceeds of the Loan solely for the purposes set forth in Article I hereof. DEVELOPER will not, directly or indirectly, use any part of such proceeds for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or to extend credit to any person for the purpose of purchasing or carrying any such margin stock.

         5.6 COMPANY LOAN COMPLIANCE. DEVELOPER agrees that it will not incur any indebtedness or create any lien or take any other action which would cause the Company to be in default under, or in violation of, any lending arrangement or credit agreement to which the Company or its parent company, if any, is a party.

         5.7 COMPANY LOAN AGREEMENT REPRESENTATIONS. DEVELOPER agrees that it will conduct its business and take such action (or refrain from taking such action) as to cause to be true and correct at all relevant times the representations or warranties applicable to a subsidiary contained in any lending arrangements or credit agreements to which the Company and/or its parent company, if any, is a party.

         5.8 ADDITIONAL MEMBERS. DEVELOPER agrees to cause each person (other than the Company and the Fund) becoming a Partner from time to time after the date of the Pledge Agreement to execute and deliver to the Company within five days after such person becomes a Partner a copy of the Pledge Agreement.

                                   ARTICLE VI

                               NEGATIVE COVENANTS

         DEVELOPER covenants and agrees that, so long as this Agreement remains in effect (unless the Company shall give its prior written consent thereto):

         6.1 GUARANTEES; LOANS; ETC. DEVELOPER shall not, and shall not permit any Subsidiary to (a) guarantee, endorse or otherwise in any way become or be responsible for obligations of any person other than the Company, whether by agreement to purchase the indebtedness of any other person or through the purchase of goods, supplies, or services, or by agreement to maintain net worth, working capital, or other balance sheet covenants or conditions, or by way of stock purchase, capital contribution, advance, or loan for the purpose of paying or discharging any indebtedness or obligation of such other person or otherwise, except endorsements of negotiable instruments for collection in the ordinary course of business and (b) make loans or advances to any person.

         6.2 DISPOSAL OF PROPERTY. DEVELOPER shall not, and shall not permit any Subsidiary to, sell, lease, transfer, or otherwise dispose of any of its properties, assets, and rights (or agree to sell, lease, transfer, or otherwise dispose of any of its properties, assets, and rights) (including the Collateral) to any party except in the ordinary course of business.

         6.3 COMPENSATION TO MEMBERS AND OTHERS. Other than reasonable salaries and other normal benefits to be paid to employees of DEVELOPER or the General Partner, which salaries and benefits must be approved by the Company, DEVELOPER shall not make any loans to, or pay any compensation, bonuses, fees, options, or other amounts to any equity holder or to any of the affiliates or immediate family members of any such equity holder.

         6.4     DISTRIBUTIONS AND REDEMPTION.

                 (a) Subject to the provisions of Section 6.4(b) DEVELOPER shall not, directly or indirectly, (i) redeem, purchase, or otherwise retire any of its Units, (ii) make any distributions (in cash or securities) in any fiscal year or (iii) return capital of DEVELOPER to its partners.

                 (b) Notwithstanding anything to the contrary contained herein, DEVELOPER may make cash distributions to its partners to the maximum extent permitted under the laws of the state of its organization, pursuant to and in accordance with Section 6.2 of the Limited Partnership Agreement.

         6.5 ADDITIONAL INDEBTEDNESS. Except for trade payables and real estate lease obligations for Stores, in each case entered into in the ordinary course of business, DEVELOPER shall not, and shall not permit any Subsidiary to, incur addi tional indebtedness in excess of $5,000 as to any one item and $50,000 in the aggregate without the consent of the Company.

         6.6 MERGERS, CONSOLIDATIONS, ACQUISITIONS, ETC. DEVELOPER shall not, and shall not permit any Subsidiary to: (a) be a party to any consolidation, reorganization, or merger; (b) sell or otherwise transfer any part of its assets (except in the ordinary course of business); (c) effect any change in its capital structure or in any of its business objectives, purposes, and operations; (d) acquire any capital in or equity ownership of another limited liability company, corporation, partnership, or other business organization; (e) engage in any business other than the operation of Stores and related production and distribution activities; or (f) liquidate or dissolve or take any action with a view toward liquidation or dissolution.

         6.7 CERTIFICATE OF LIMITED PARTNERSHIP AND LIMITED PARTNERSHIP AGREEMENT. DEVELOPER shall not make any changes in or amendments to its cer tificate of limited partnership or the Limited Partnership Agreement as they are in effect as of the date hereof.

         6.8 ISSUANCE OF UNITS. DEVELOPER will not issue any additional units of partnership interests or grant any option, warrant, or similar right to acquire units of partnership interests.

         6.9 LIENS. DEVELOPER shall not, and shall not permit any Subsidiary to, create, incur or suffer to exist any lien on any of the assets, rights, revenues or property, real, personal, or mixed, tangible or intangible, whether now owned or hereafter acquired, of DEVELOPER or any Subsidiary, other than liens in favor of the Company.

         6.10 TRANSACTIONS WITH AFFILIATES. DEVELOPER shall not, and shall not permit any Subsidiary to, become a party to, or become liable in respect of, any contract or undertaking with any Affiliate (as defined in Section 9.2 hereof) except in the ordinary course of business and on terms not less favorable to DEVELOPER or such Subsidiary than those which could be obtained if such contract or undertaking was an arm's-length transaction with a person other than an affiliate.

         6.11 SUBSIDIARIES. DEVELOPER shall not, and shall not permit any Subsidiary to, create or otherwise invest in any corporation, partnership, or other entity unless DEVELOPER or such Subsidiary owns directly 100% of the issued and outstanding equity interests therein (such 100% owned entity to be referred to herein as a "Subsidiary").


                                   ARTICLE VII

                              CONDITIONS OF CLOSING

         The Company's obligations hereunder shall be subject to (a) the performance by DEVELOPER prior to or on the date hereof of all of its covenants theretofore to be performed under this Agreement, (b) the accuracy of DEVELOPER's representations and warranties contained in this Agreement on the date hereof, and (c) the satisfaction, prior to or on the date hereof, of the following further conditions:

         7.1 PROCEEDINGS AND DOCUMENTS. All proceedings to be taken in connection with the transaction contemplated by this Agreement and all documents incident to such transaction shall be satisfactory in form and substance to the Company and its counsel, and the Company shall have received all documents or other evidence which it and its counsel may reasonably have requested in connection with such transaction, including copies of records of all proceedings in connection with such transaction and compliance with the conditions set forth in this Article VII, in form and substance satisfactory to the Company and its counsel.

         7.2 EXECUTED DOCUMENTS. DEVELOPER and its Subsidiaries, and to the extent applicable, the partners and their respective spouses, shall have each duly executed the following documents to which they are parties, and shall have delivered to the Company the following:

                 (a)   this Agreement;

                 (b)   the Note;

                 (c)   the Pledge Agreement;

                 (d)   the Subsidiary Security Agreement, where applicable; and

                 (e) such financing statements or other documents for filing with public officials with respect to the Security Instruments as the Company may reasonably request, including without limitation financing statements executed by each Partner.

         7.3     NO DEFAULTS.  There shall exist no Event of Default or Default.

         7.4 COMPLIANCE WITH COMPANY CREDIT AGREEMENTS. The Company's performance of its obligations hereunder shall comply with all applicable restrictions or limitations under any lending arrangements or credit agreements to which the Company is a party.

                                  ARTICLE VIII

                   DEFAULT, RIGHTS AND REMEDIES OF THE COMPANY

         8.1 DEFAULT. The occurrence of any of the following events or acts shall constitute a default ("Default"):

                 (a) Default in the payment when due of any portion of the principal on the Note and the continuance of such default for a period of three days;


                 (b) Default in the payment when due of any portion of the interest on the outstanding principal of the Note and the continuance of such default for a period of 10 days;

                 (c) any representation or warranty now or hereafter made in this Agreement, the Note, the Pledge Agreement, the Subsidiary Security Agreement, any other Security Instrument, or any certificate hereunder or thereunder shall not be true, or any certificate, statement, report, financial data, or notice furnished at any time by DEVELOPER to the Company shall be materially inaccurate;

                 (d) any breach of, or failure to perform or observe, any covenant, condition, or agreement contained in the Pledge Agreement, the Subsidiary Security Agreement or in any other Security Instrument;

                 (e) the breach of, or failure to perform or observe, any covenant, condition, or agreement contained in Sections 5.5, 6.1, 6.2, 6.4, 6.6, 6.7, 6.8, 6.10 or 6.11 of this Agreement;

                 (f) any breach of, or failure to perform or observe, any other covenant, condition, or agreement contained in this Agreement or the Note which shall continue unremedied for a period of 10 calendar days following notice thereof from the Company, provided that such grace period shall not apply, and DEVELOPER shall be in Default immediately upon such breach, if, in the Company's judgment, such breach may not reasonably be cured by DEVELOPER during such cure period;

                 (g) DEVELOPER's default under, or breach of any provision of the Development Agreement (other than a default which constitutes a default under Section 8.1(o) hereof);

                 (h) DEVELOPER or any Subsidiary shall (i) generally not, or shall be unable to, or shall admit in writing its inability to pay its debts as such debts become due, (ii) make an assignment for the benefit of creditors, petition or apply to any tribunal for the appointment of a custodian receiver, or trustee for it or a substantial part of its assets, (iii) commence any proceeding under any bankruptcy, reorganization, arrangements, readjustment of debt, dissolution, or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, (iv) have any such petition or application filed or any such proceeding commenced against it in which an order for relief is entered or adjudication or appointment is made and which remains undismissed for a period of 60 days or more, (v) by any act or omission, indicate its consent to, approval of, or knowing acquiescence in any such petition, application, or proceeding, or order for relief, or the appointment of a custodian, receiver, or trustee for all or any substantial part of its properties, or (vi) suffer any such custodianship, receivership, or trusteeship to continue undischarged for a period of 60 days or more;

                 (i) termination of the lesser of (a) 50% or (b) three of the franchise or license agreements to which DEVELOPER and the Company are parties;

                 (j) dissolution or liquidation of the Company;

                 (k) there occurs a material adverse change in the financial condition, results of operations, assets, or business of DEVELOPER and its Subsidiaries taken as a whole, or, in the event such a material adverse change shall have occurred, such change shall not have been fully remedied without any material adverse effect on the financial condition, results of operations, assets or other business of DEVELOPER and its Subsidiaries taken as a whole to the satisfaction of the Company in its sole discretion;

                 (l) DEVELOPER or any Subsidiary shall (a) fail to pay any indebtedness for borrowed money (other than the Note) of DEVELOPER or such Subsidiary, or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) and any applicable grace periods shall have expired, or (b) fail to perform or observe any term, covenant, or condition on its part to be performed or observed under any agreement or instrument relating to any such indebtedness, when required to be performed or observed, if the effect of such failure to perform or observe is to accelerate, or to permit the acceleration, after the giving of notice, of the maturity of such indebtedness, or (c) default in the performance or observance of any obligations under leases of real property if the effect of such default is to permit the termination of such lease and any applicable cure period therein has expired;

                 (m) one or more judgments, decrees or orders for the payment of money in excess of $100,000 in the aggregate and not otherwise fully covered by insurance shall be rendered against DEVELOPER or any of its Subsidiaries, and such judgments, decrees, or orders shall continue unsatisfied and in effect for a period of 20 consecutive days without being vacated, discharged, satisfied, escorted, stayed, or bonded pending appeal;

                 (n) the Pledge Agreement, the Subsidiary Security Agreement, any other Security Instrument, or the security interests created under this Agreement shall be terminated, invalidated, or set aside or be declared ineffective or inoperative or in any way cease to give or provide to the Company the benefits purported to be created thereby; or

                 (o) DEVELOPER fails to satisfy its development obligations for the Development Area or any Sub-Area (as defined in the Development Agreement) as set forth in the Development Agreement, so long as during the 180-day period immediately preceding the event giving rise to the default under this Section
8.1 (o), both (i) the Company has not failed to make an Advance requested hereunder as a result of unavailability to the Company of funds under the Senior Credit Facility and not as a result of any failure of DEVELOPER to satisfy the conditions precedent to Advances or of the occurrence of a Default or Event of Default, and (ii) DEVELOPER has had (A) access to capital, either equity or debt, either directly or through sources provided by the Company, on commercially reasonable terms for a similarly situated restaurant business, or (B) income from operations, sufficient in either case to complete its development obligations.

         8.2     DEFAULT; REMEDIES.

                 (a) In the event a Default shall exist or occur the Company may:

                    (i) terminate its obligations under this Agreement and cease to make any further advances under Section 1.1, and shall have the right to declare the Note due and payable in full, without demand, presentment, or notice of any kind;

                    (ii) in its sole and absolute discretion, exercise any one or more of the rights and remedies accruing to a secured party under the Uniform Commercial Code with respect to the Collateral and any other applicable law upon default by a debtor;

                    (iii) exercise its rights under the Pledge Agreement and/or the other Security Instruments;

provided, however, that in the case of any event or condition described in
Section 8.1(h) with respect to DEVELOPER or any Subsidiary, the Company's obligations under this Agreement shall automatically terminate forthwith and all amounts owed by DEVELOPER hereunder and under the Note shall automatically become immediately due and payable without notice, demand, presentment, protest, diligence, notice of dishonor, or other formality, all of which are hereby expressly waived.

                 (b) In connection with the exercise of the Company's rights and remedies provided in Section 8.2(a)(ii), DEVELOPER hereby agrees to assemble the Collateral and make it available to the Company at a place to be designated by the Company which is reasonably convenient to both parties, authorizes the Company to take possession of the Collateral with or without demand and with or without process of law and to sell and dispose of the same at public or private sale and to apply the proceeds of such sale to the costs and expenses thereof (including reasonable attorneys' fees and disbursements incurred by the Company) and then to the payment and satisfaction of the Loan. Any requirement of reasonable notice shall be met if the Company sends such notice to DEVELOPER, by registered or certified mail, at least five days prior to the date of sale, disposition, or other event giving rise to a required notice. The Company may be the purchaser at any such sale. DEVELOPER expressly authorizes such sale or sales of the Collateral in advance of and to the exclusion of any sale or sales of or other realization upon any other collateral securing the Loan. The Company shall have no obligation to preserve rights against prior parties. DEVELOPER hereby waives as to the Company any right of subrogation or marshaling of such Collateral and any other collateral for the Loan. To this end, DEVELOPER hereby expressly agrees that any such collateral or other security of DEVELOPER or any other party which the Company may hold, or which may come to any of them or any of their possession, may be dealt with in all respects and particulars as though this Agreement were not in existence. The parties hereto further agree that public sale of the Collateral by auction conducted in any county in which any Collateral is located or in which the Company or DEVELOPER does business after advertisement of the time and place thereof shall, among other manners of public and private sale, be deemed to be a commercially reasonable disposition of the Collateral. DEVELOPER shall be liable for any deficiency remaining after disposition of the Collateral.

                 (c) All of the Company's rights and remedies under this Agreement are cumulative and nonexclusive. Any conversion of, or exercise of the Option with respect to, less than all of the principal balance outstanding under the Note shall not affect the Company's rights and remedies with respect to any portion not so converted or exercised.

         8.3 NO WAIVER. The Company's failure, at any time or times hereafter, to require DEVELOPER's strict compliance with or performance of any provision of this Agreement shall not waive, affect, or diminish any right of the Company thereafter to demand such strict compliance or performance therewith. Any suspension or waiver by the Company of a Default or an Event of Default by the Company under this Agreement or the Note shall not suspend, waive, or affect any other Default or Event of Default by DEVELOPER under this Agreement or the Note, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character. None of the undertakings, agreements, warranties, covenants, and representations of DEVELOPER contained in this Agreement or the Note and no Default or Event of Default by DEVELOPER under this Agreement or the Note shall be deemed to have been suspended or waived by the Company.

                                   ARTICLE IX

                                  MISCELLANEOUS

         9.1 NO ORAL CHANGE. This Agreement may not be changed orally, but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

         9.2 ASSIGNMENT. DEVELOPER may not assign any of its rights or delegate any of its obligations under this Agreement without the Company's written consent, which consent may be withheld in the Company's sole discretion. The Company may assign any of its rights or delegate any of its obligations under this Agreement (including assignment of this Agreement, the Note, the Pledge Agreement and the Security Instruments), (a) without notice to DEVELOPER,
(i) to any Affiliate of the Company, other than DEVELOPER, or (ii) in connection with any pledge of its assets under the Company's credit agreements and (b) with notice, but without any requirement of consent or approval, to any other person, other than DEVELOPER. Any such assignment shall vest in the assignee all of the benefits under the documents so assigned. For purposes of this Agreement, the term "Affiliate" of a specified person shall mean any person or entity which directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.

         9.3     COSTS AND ATTORNEYS' FEES.

                 (a) Except as provided in Section 2.4 hereof and subsection
(b) or (c) of this Section 9.3, each of the parties hereto shall pay its own expenses (including accounting fees) incident to the negotiation and execution of this Agreement and to the consummation of the transactions contemplated hereby.

                 (b) DEVELOPER shall pay all reasonable attorneys' fees and any costs and charges relating to or arising out of (i) the negotiation and drafting of this Agreement and all related documents and (ii) the enforcement by the Company of its rights to collect any portion of the Loan.

                 (c) In any action not founded solely on grounds covered by subsection (b) of this Section 9.3, the party to the action who does not prevail shall pay to the prevailing party the court costs and reasonable attorneys' fees and other expenses (including, but not limited to, fees and expenses of expert witnesses or consulting experts) incurred directly or indirectly by the prevailing party in connection with its prosecution or defense of the action, as the case may be.

         9.4 COMMUNICATIONS AND NOTICES. All communications and notices provided for in this Agreement or under the Note shall be in writing and shall be deemed to have been duly given if delivered personally to the party to whose attention the notice is directed or sent by overnight express, facsimile transmission, express mail delivery service, or registered or certified mail, return receipt requested, postage prepaid, and properly addressed as follows:

                         If to DEVELOPER:

                              Einstein/Noah Bagel Partners, L.P.
                              c/o Einstein/Noah Bagel Corp
                              14123 Denver West Parkway
                              Golden, CO 80401
                              Attention: General Partner

                         If to the Company:

                              Einstein/Noah Bagel Corp.
                              14123 Denver West Parkway
                              Golden, CO 80401
                              Attention:  Chief Financial Officer

Any party may change the address to which notices hereunder are to be sent to it by giving written notice of such change of address in the manner herein provided for giving notice. Any notice delivered personally shall be deemed to have been given when so delivered. Any notice delivered by facsimile transmission shall be deemed to have been given on the earlier of the date it is actually received or one day after such transmission. Any notice delivered by overnight express courier will be deemed to have been, given on the next succeeding business day after the day it is sent to the intended recipient at the address set forth above, and any notice delivered by registered or certified mail or express mail delivery service shall be deemed to have been duly given on the earlier of the date it is actually received or three business days after it is sent to the intended recipient at the address set forth above.

          9.5 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF COLORADO APPLICABLE TO CONTRACTS MADE AND TO

BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THEREOF.

         9.6 HEADINGS. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Agreement.

         9.7 SEVERABILITY. If any provision of this Agreement or the application thereof to any person or circumstance is held invalid or unenforceable, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby, and the provisions of this Agreement shall be severable in any such instance.

         9.8 AVOIDANCE. To the extent that the Company receives any payment on account of DEVELOPER's obligations hereunder, and any such payment(s) and/or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, subordinated, and/or required to be repaid to a trustee, receiver, or any other party under any bankruptcy law, state or federal law, common law, or equitable cause, then, to the extent of such payment(s) or proceeds received, DEVELOPER's obligations hereunder, or part thereof intended to be satisfied, shall be revived and continue in full force and effect, as if such payment(s) and/or proceeds had not been received by the Company.

         9.9 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

         9.10 ENTIRE AGREEMENT. This Agreement, the Note, the Pledge Agreement, the Security Instruments and the exhibits to each of the foregoing contain the entire agreement of the parties hereto with respect to the transactions contemplated herein, and collectively supersede all prior understandings and agreements of the parties with respect to the subject matter hereof.

         9.11    GENERAL INDEMNITY. In addition to the payments pursuant to
Section 9.3, DEVELOPER agrees to indemnify, pay, and hold the Company and any holder of the Note, and the officers, directors, employees, agents, and Affiliates of the Company and any such holder (collectively, the "Indemnitees"), harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses, and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for any of such Indemnitees in connection with any investigative, administrative, or judicial proceeding commenced or threatened, whether or not any of such Indemnitees shall be designated a party thereto) that may be imposed on, incurred by, or asserted against any Indemnity, in any manner relating to or arising out of this Agreement, the Note, the Pledge Agreement, the Subsidiary Security Agreement, the Security Instruments and the exhibits or any other agreements or document executed and delivered by DEVELOPER in connection therewith, DEVELOPER's use and operation of the Stores, including any damage to public or worker health and safety or the environment, the Company's agreement to make the Loan hereunder, or the use or intended use of the proceeds of the Loan (the "indemnified liabilities"); provided that DEVELOPER shall have no obligation to an Indemnitee hereunder with respect to indemnified liabilities arising from the gross negligence or willful misconduct of such Indemnitee. To the extent that the undertaking to indemnify, pay, and hold harmless set forth in the preceding sentence may be unenforceable because it violates any law or public policy, DEVELOPER shall contribute the maximum portion that it is permitted to pay under applicable law to the payment and satisfaction of all indemnified liabilities incurred by the Indemnitees or any of them. The provisions of the undertakings and indemnification set out in this Section 9.11 shall survive satisfaction and payment of DEVELOPER's obligations hereunder and termination of this Agreement.

         9.12 LIMITATION ON DAMAGES. Notwithstanding anything to the contrary herein no party hereto shall be liable for consequential, indirect, incidental, special, speculative, or punitive damages for any matters arising under this Agreement (including, but not limited to, loss of revenue or profit) whether such claim alleges breach of contract, tortious conduct including, but not limited to, negligence, or any other theory.

         9.13 SUBMISSION TO JURISDICTION. DEVELOPER agrees that any legal action or proceeding with respect to this Agreement, the Note, the Pledge Agreement, the Subsidiary Security Agreement, the Services Agreement or any Security Instrument or the transactions contemplated hereby may be brought in any court of the State of Colorado, or in any court of the United States of America sitting in Colorado, and DEVELOPER hereby submits to and accepts generally and unconditionally the jurisdiction of those courts with respect to their respective person and property, and irrevocably consents to the service of process in connection with any such action or proceeding by personal delivery to DEVELOPER or by the mailing thereof by registered or certified mail, postage prepaid to DEVELOPER at the address for DEVELOPER set forth in Section 9.4. Nothing in this paragraph shall affect the right of the Company to serve process in any other manner permitted by law or limit the rights of the Company to bring any such action or proceeding against DEVELOPER or property in the courts of any other jurisdiction. DEVELOPER hereby irrevocably waives any objection to the laying of venue of any such suit or proceeding in the above described courts.

         9.14 WAIVER OF JURY TRIAL. No party to this instrument, which includes any assignee, successor, heir or personal representative of a party, shall seek a jury trial in any lawsuit, proceeding, counterclaim, or any other litigation procedure based upon, or arising out of this Agreement, the Note, the Pledge Agreement, the Subsidiary Security Agreement, the Services Agreement, any Security Instrument, any related instrument, or the dealings or the relationship between the parties. No party will seek to consolidate any such action, in which a jury has been waived, with any other action in which a jury trial cannot or has not been waived.

         THE PROVISIONS OF THIS SECTION 9.14 HAVE BEEN FULLY DISCUSSED BY THE PARTIES HERETO, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE COMPANY IN ENTERING INTO THIS AGREEMENT.

IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the date and year first above written.

                                        EINSTEIN/NOAH BAGEL CORP.


                                        By: /s/ Paul A. Strasen
                                           --------------------------
                                        Name:  Paul A. Strasen
                                        Title:  Senior Vice President



                                        EINSTEIN/NOAH BAGEL
                                        PARTNERS, L.P.

                                        By: Einstein/Noah Bagel Partners, Inc.
                                        Its: General Partner


                                        By: /s/ Jeffrey L. Butler
                                           ---------------------------
                                        Name:  Jeffrey L. Butler
                                        Title:  President

                                 PROMISSORY NOTE

$70,000,000                                                    Golden, Colorado
                                                         as of December 5, 1997


         FOR VALUE RECEIVED, EINSTEIN/NOAH BAGEL PARTNERS, L.P., a Delaware limited partnership (the "DEVELOPER"), promises to pay to the order of Einstein/Noah Bagel Corp., a Delaware corporation (the "Company"), pursuant to the Loan Agreement (as hereinafter defined) at such place as the Company may from time to time designate in writing, in lawful money of the United States of America and in immediately available funds, the principal sum of seventy million dollars ($70,000,000) and any interest thereon, or, if less, the aggregate unpaid amount of the Loan made pursuant to Section 1.1 of the Loan Agreement and any interest thereon.

         This Promissory Note dated as of December 5, 1997 (the "Note") evidences the Loan made under, and is referred to in and is executed and delivered pursuant to, a Loan Agreement of even date herewith between the DEVELOPER and the Company (the "Loan Agreement"), to which reference is hereby made for a statement of the terms and conditions under which this Note may be repaid and accelerated and for a description of the collateral and security securing this Note. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

         Interest shall accrue daily on the aggregate outstanding principal balance of the Loan for the period commencing on the date the Loan is made until the Loan is paid in full, at a per annum rate equal to the rate designated and announced by Bank of America National Trust and Savings Association or its successor in interest (the "Bank") from time to time at its head office as its "reference rate," plus 2.5%. The interest rate shall be adjusted, from time to time, on the same day on which the Bank adjusts its "reference rate." In addition, the interest rate shall be increased or reduced by an amount equivalent to any increase or reduction in the interest rate under the Senior Credit Facility or any extension, replacement or refinancing thereof. Interest on the outstanding principal amount of the Loan shall be payable in arrears as provided in the Loan Agreement.

         Interest shall be computed on the basis of a 360-day year and the actual number of days elapsed.

         Any principal payment due under this Note not paid when due, whether at stated maturity, by notice of repayment, by acceleration or otherwise, shall, to the extent permitted by applicable law, thereafter bear interest (compounded monthly and payable upon demand) at a rate which is 2% per annum in excess of the rate of interest otherwise payable under this Note in respect of such principal amount until such unpaid amount has been paid in full (whether before or after judgment).

         Except as otherwise provided in the Loan Agreement, and unless accelerated, the outstanding principal amount of the Loan shall be payable to the Company in 65 substantially equal periodic installments of principal (the amount of which periodic installments of principal shall be determined at the close of business on the Draw Termination Date based on a schedule amortizing such outstanding principal balance of the Loan as of such date in 130 substantially equal periodic installments of principal), plus accrued but unpaid interest, on the first day of each of the Company's Retail Periods, commencing on the first day of the first Retail Period in the Company's fiscal year 2001 and continuing until the first day of the last Retail Period in the Company's fiscal year 2005, when the entire principal balance of the Loan and all interest accrued thereon shall be due and payable.

         This Note may be prepaid at any time without payment of penalty or premium. All payments made hereunder shall be applied first to interest and then to outstanding principal.

         If payment hereunder becomes due and payable on a Saturday, Sunday, or legal holiday, under the laws of the State of Colorado, the due date thereof shall be extended to the next succeeding business day.

         Demand, presentment, protest, diligence, notice of dishonor, and any other formality are hereby expressly waived by the DEVELOPER and any endorser or guarantor.


                                    ARTICLE I

                                    ADVANCES

         I.1 Advances may be made from time to time by the Company to the DEVELOPER in the manner and on the terms and subject to the conditions set forth in the Loan Agreement. Upon granting each loan advance, the Company shall record the making and amount of such Advance on its books in a separate loan account, and shall also record in the loan account all payments made by the DEVELOPER with respect to the Loan. The aggregate amount of all Advances, less the amounts of payment of principal made by the DEVELOPER, shall be the principal amount outstanding under this Note. The loan account shall be prima facie evidence of the unpaid amount of principal outstanding under this Note; provided, however, that failure to maintain such account or record any Advances therein shall not relieve the DEVELOPER of its obligations to repay the outstanding principal amount of the Loan, all accrued interest thereon, and any amount payable with respect thereto in accordance with the terms of the Loan Agreement and this Note.


                                   ARTICLE II

                     DEFAULT, RIGHTS AND REMEDIES OF HOLDER

         II.1 The occurrence of a Default shall be a default under this Note. Upon any default under this Note, the holder of this Note may declare this Note due and payable in full without demand, presentment or notice of any kind and exercise such other rights and remedies as are available to the holder under the Loan Agreement or applicable law.

         II.2 If there is any default under this Note, and this Note is placed in the hands of an attorney for collection, or is collected through any court, including any bankruptcy court, the DEVELOPER promises to pay to the order of the holder hereof such holder's reasonable attorneys' fees and court costs incurred in collecting or attempting to collect or securing or attempting to secure this Note or enforcing the holder's rights with respect to the Collateral, to the extent allowed by the laws of the State of Colorado or any state in which any Collateral is situated.


                                   ARTICLE III

                                  MISCELLANEOUS

         III.1 THIS NOTE HAS BEEN DELIVERED IN, AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF, THE STATE OF COLORADO APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THEREOF.

         III.2 The holder of this Note may with or without notice to any party, and without affecting the obligations of any maker, surety, guarantor, endorser, accommodation party, or any other party to this Note: (i) extend the time for payment of either principal or interest from time to time; (ii) release or discharge any one or more parties liable on this Note; (iii) suspend the right to enforce this Note with respect to any persons; (iv) change, exchange, or release any property in which the holder has any interest securing this Note; (v) justifiably or otherwise, impair any of the Collateral or suspend the right to enforce against any such Collateral; and (vi) at any time it deems it necessary or proper, call for and, should it be made available, accept, as additional security, the signature or signatures of additional parties or a security interest in property of any kind or description or both.

         III.3 Any provision herein, or in the Loan Agreement, or any other document executed or delivered in connection herewith or therewith, or in any other agreement or commitment, whether written or oral, expressed or implied, to the contrary notwithstanding, neither the Company nor any holder hereof shall in any event be entitled to receive or collect, nor shall any amounts received hereunder be credited, so that the Company or any holder hereof shall be paid, as interest, a sum greater than the maximum amount permitted by applicable law to be charged to the person primarily obligated to pay this Note at the time in question. If any construction of this Note or the Loan Agreement, or any and all other papers, agreements or commitments, indicate a different right given to the Company or any holder hereof to ask for, demand, or receive any larger sum as interest, such is a mistake in calculation or wording which this clause shall override and control, it being the intention of the parties that this Note, the Loan Agreement, and all other documents executed or delivered in connection herewith shall in all ways comply with applicable law and proper adjustments shall automatically be made accordingly. In the event that the Company or any holder hereof ever receives, collects, or applies as interest, any sum in excess of the maximum amount permitted by applicable law, if any, such excess amount shall be applied to the reduction of the unpaid principal balance of this Note, and if this Note is paid in full, any remaining excess shall be paid to the DEVELOPER. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the maximum amount permitted by applicable law, if any, the DEVELOPER and any holder hereof shall, to the maximum extent permitted under applicable law: (a) characterize any non-principal payment as an expense or fee rather than as interest; and (b) "spread" the total amount of interest throughout the entire term of this Note.

         IN WITNESS WHEREOF, the DEVELOPER has caused this Note to be executed in its corporate name by the undersigned officer, hereunto duly authorized.

                                       EINSTEIN/NOAH BAGEL PARTNERS, L.P.
                                       By:    Einstein/Noah Bagel Partners, Inc.
                                       Its:   General Partner

                                       By:
                                           -------------------------------------
                                       Name:  Jeffrey L. Butler
                                       Title: President

                      FORM OF SUBSIDIARY SECURITY AGREEMENT


         THIS SUBSIDIARY SECURITY AGREEMENT, dated as of __________ 199__ (this "Security Agreement"), is made by __________, a __________ corporation (the "Subsidiary"), in favor of Einstein/Noah Bagel Corp., a Delaware corporation (the "Company").

                                   WITNESSETH:

         WHEREAS Einstein/Noah Bagel Partners, L.P., a Delaware limited partnership (the "Borrower"), has entered into a loan agreement dated as of December ___, 1997 (the "Loan Agreement"), with the Company pursuant to which the Company has agreed on the terms and conditions therein, to make the Loan (as defined in the Loan Agreement) to the Borrower; and

         WHEREAS, the Subsidiary is a wholly-owned subsidiary of the Borrower;

         WHEREAS, as a condition to the effectiveness of the Company's obligations under the Loan Agreement, the Subsidiary has agreed, among other things, to grant to the Company a security interest in and to the Collateral hereinafter described;

         NOW, THEREFORE, to secure (a) the payment of the principal sum of ___________ Dollars ($___________), together with interest thereon, in accordance with the terms of a promissory note dated December __, 1997, issued by the Borrower pursuant to the Loan Agreement (the "Note"), (b) the performance of the covenants herein contained and any monies expended by the Company in connection therewith, (c) the payment of all obligations and performance of all covenants of the Borrower under the Loan Agreement, the Pledge Agreement and all other Security Instruments (as defined in the Loan Agreement) and any other documents, agreements or instruments between the Borrower or the Subsidiary and the Company given in connection therewith, and (d) any and all other indebtedness, obligations and liabilities of any kind of the Borrower and/or the Subsidiary to the Company now or hereafter existing, direct or indirect, absolute or contingent, joint and/or several, secured or unsecured, arising by operation of law or otherwise, and whether incurred by the Subsidiary as principal, surety, endorser, guarantor, accommodation party or otherwise (all of the aforesaid indebtedness, obligations and liabilities of the

Borrower and/or the Subsidiary being herein called the "Secured Obligations", and all of the documents, agreements and instruments between the Subsidiary and the Company evidencing or securing the repayment of, or otherwise pertaining to the Secured Obligations being herein collectively called the "Operative Documents"), for value received and pursuant to the Loan Agreement, the Subsidiary hereby grants, assigns and transfers to the Company a security interest in and to the following described property whether now owned or existing or hereafter acquired or arising and wherever located (all of which is herein collectively called the "Collateral"):

                  (a) all of the Subsidiary's real estate, accounts, equipment (including, but nor limited to machinery, furniture, fixtures, tools, vehicles, and other tangible property), inventory, leasehold improvements, contract rights (including its rights as lessee under all leases of real property), general intangibles, deposit accounts, tax refunds, chattel paper, instruments, notes, letters of credit, documents, and documents of title;

                  (b) all insurance proceeds of or relating to any of the foregoing;

                  (c) all of the Subsidiary's books, records, and computer programs and data relating to any of the foregoing; and

                  (d) all accessories and additions to, and substitutions for, and replacements, products and proceeds of, any of the foregoing.

         1. Representations, Warranties, Covenants and Agreements. The Subsidiary further represents, warrants, covenants, and agrees with the Company as follows:

                  (a) Ownership of Collateral; Security Interest Priority. At the time any Collateral becomes subject to a security interest of the Company hereunder, unless the Company shall otherwise consent, the Subsidiary shall be deemed to have represented and warranted that (i) the Subsidiary is the lawful owner of such Collateral and has the right and authority to subject the same to the security interest of the Company; (ii) none of the Collateral is subject to any lien other than that in favor of the Company and there is no effective financing statement covering any of the Collateral on file in any public office, other than in favor of the Company. This Security Agreement creates in favor of the Company a valid and perfected security interest in the Collateral enforceable against the Subsidiary and all third parties and securing the payment of the Secured Obligations and all filings and other actions necessary or desirable to create, preserve or perfect such security interests have been duly taken.

                  (b) Location of Offices, Records and Facilities. The Subsidiary's chief executive office and chief place of business and the office where the Subsidiary keeps its records concerning its accounts, contract rights, chattel papers, instruments, general intangibles and other obligations arising out of or in connection with the sale or lease of goods or the rendering of services or otherwise ("Receivables"), and all originals of all leases and other chattel paper which evidence Receivables, are located in the State of __________, County of __________ at __________________________. The Subsidiary
will provide the Company with prior written notice of any proposed change in the location of its chief executive office and will not change the location of its chief executive office without the prior written consent of the Company. The federal tax identification number of the Subsidiary is __________. The name of the Subsidiary is ____________________ , and the Subsidiary operates under no other names [except for "____________________"]. The Subsidiary shall not change its name without the prior written consent of the Company.

                  (c) Location of Inventory, Fixtures, Machinery and Equipment. All Collateral consisting of inventory, fixtures, machinery or equipment is, and will be, located within the Development Area, and at no other locations without the prior written consent of the Company. If the Collateral described in this paragraph l(c) is kept at leased locations or warehoused, the Subsidiary has obtained appropriate landlord's lien waivers or appropriate warehousemen's notices have been sent, each satisfactory to the Company, unless waived by the Company.

                  (d) Liens, Etc. The Subsidiary will keep the Collateral free at all times from any and all liens, security interests or encumbrances other than those described in paragraph l(a)(ii) hereof and those consented to in writing by the Company. The Subsidiary will not, without the prior written consent of the Company, sell or lease, or permit or suffer to be sold or leased, any of the Collateral except inventory which is sold or, subject to the Company's security interest therein, is leased in the ordinary course of the Subsidiary's business, and tangible Collateral which is disposed of in the ordinary course of the Subsidiary's business as being obsolete. The Company or its attorneys may at any and all reasonable times inspect the Collateral and for such purpose may enter upon any and all premises where the Collateral is or might be kept or located.

                  (e) Insurance. The Subsidiary shall keep the tangible Collateral insured at all times against loss by theft, fire and other casualties and shall otherwise comply with the insurance provisions set forth in Section
5.4 of the Loan Agreement.

                  (f) Taxes, Etc. The Subsidiary will pay promptly, and within the time that they can be paid without interest or penalty, any taxes, assessments and similar imposts and charges, not being contested in good faith, which are now or hereafter may become a lien, charge or encumbrance upon any of the Collateral. If the Subsidiary fails to pay any such taxes, assessments or other imposts or charges in accordance with this Section, the Company shall have the option to do so and the Subsidiary agrees to repay forthwith all amounts so expended by the Company with interest at the default rate set forth in the Loan Agreement.

                  (g) Further Assurances. The Subsidiary will do all acts and things and will execute all financing statements and writings requested by the Company to establish, maintain and continue a perfected and valid security interest of the Company in the Collateral, and will promptly on demand pay all reasonable costs and expenses of filing and recording all instruments, including the costs of any searches deemed necessary by the Company to establish and determine the validity and the priority of the Company's security interests. A carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral shall be sufficient as a financing statement.

                  (h) Maintenance of Tangible Collateral. The Subsidiary will cause the tangible Collateral to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with any manufacturer's manual, and shall forthwith, or, in the case of any loss or damage to any of the tangible Collateral as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements, and other improvements made in connection therewith which are necessary or desirable to such end. The Subsidiary shall promptly furnish to the Company a statement respecting any loss or damage to any of the tangible Collateral.

                  (i) Maintenance of Intangible Collateral. The Subsidiary shall preserve and maintain all rights of the Subsidiary and the Company in the intangible Collateral, including without limitation the payment of all maintenance fees and the taking of appropriate action at the Subsidiary's expense to halt the infringement of any of the intangible Collateral.

                  (j) Special Rights Regarding Accounts Receivable. The Company or any of its agents may, at any time and from time to time in its sole discretion and irrespective of the existence of any event of default under this Security Agreement, verify directly with the Subsidiary's account debtors the accounts pledged hereunder in any manner. The Company or any of its agents may, at any time from time to time in its sole discretion, notify the Subsidiary's account debtors of the security interest of the Company in the Collateral and/or direct such account debtors that all payments in connection with such obligations and the Collateral be made directly to the Company in the Company's name. If the Company or any of its agents shall collect such obligations directly from the Subsidiary's account debtors, the Company or any of its agents shall have the right to resolve any disputes relating to returned goods directly with the Subsidiary's account debtors in such manner and on such terms as the Company or any of its agents shall deem appropriate. The Subsidiary directs and authorizes any and all of its present and future account debtors to comply with requests for information from the Company, the Company's designees and agents and/or auditors, relating to any and all business transactions between the Subsidiary and the Subsidiary's account debtors. The Subsidiary further directs and authorizes all of its account debtors upon receiving a notice or request sent by the Company or the Company's agents or designees to pay directly to the Company any and all sums of money or proceeds now or hereafter owing by the Subsidiary's account debtors to the Subsidiary, and any such payment shall act as a discharge of any debt of such account debtor to the Subsidiary in the same manner as if such payment had been made directly to the Subsidiary. The Subsidiary agrees to take any and all action as the Company may request to assist the Company in exercising the rights described in this Section.

         2. Events of Default. The occurrence of any Event of Default specified in the Loan Agreement shall be deemed an event of default under this Security Agreement.

         3. Remedies. Upon the occurrence of any such event of default, the Company shall have and may exercise any one or more of the rights and remedies provided to it under this Security Agreement or any of the other Operative Documents or provided by law, including but not limited to all of the rights and remedies of a secured party under the Uniform Commercial Code, and the Subsidiary hereby agrees to assemble the Collateral and make it available to the Company at a place to be designated by the Company which is reasonably convenient to both parties, authorizes the Company to take possession of the Collateral with or without demand and with or without process of law and to sell and dispose of the same at public or private sale and to apply the proceeds of such sale to the costs and expenses thereof

(including reasonable attorneys' fees and disbursements, incurred by the Company) and then to the payment of the indebtedness and satisfaction of other Secured Obligations. Any requirement of reasonable notice shall be met if the Company sends such notice to the Subsidiary, by registered or certified mail, at least five days prior to the date of sale, disposition or other event giving rise to a required notice. The Company may be the purchaser at any such sale. The Subsidiary expressly authorizes such sale or sales of the Collateral in advance of and to the exclusion of any sale or sales of or other realization upon any other collateral securing the Secured Obligations. The Company shall have no obligation to preserve rights against prior parties. The Subsidiary hereby waives as to the Company any right of subrogation or marshaling of such Collateral and any other collateral for the Secured Obligations. To this end, the Subsidiary hereby expressly agrees that any such collateral or other security of the Subsidiary or any other party which the Company may hold, or which may come to any of them or any of their possession, may be dealt with in all respects and particulars as though this Security Agreement were not in existence. The parties hereto further agree that public sale of the Collateral by auction conducted in any county in which any Collateral is located or in which the Company or the Subsidiary does business after advertisement of the time and place thereof shall, among other manners of public and private sale, be deemed to be a commercially reasonable disposition of the Collateral. The Subsidiary shall be liable for any deficiency remaining after disposition of the Collateral.

         4. Remedies Cumulative. No right or remedy conferred upon or reserved to the Company under any Operative Document is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative in addition to every other right or remedy given hereunder or now or hereafter existing under any applicable law. Every right and remedy of the Company under any Operative Document or under applicable law may be exercised from time to time and as is often as may be deemed expedient by the Company. To the extent that it lawfully may, the Subsidiary agrees that it will not at any time insist upon, plead, or in any manner whatever claim or take any benefit or advantage of any applicable present or future stay, extension or moratorium law, which may effect observance or performance of any provisions of any Operative Document; nor will it claim, take or insist upon any benefit or advantage of any present or future law providing for the valuation or appraisal of any security for its obligations under any Operative Document prior to any sale or sales thereof which may be made under or by virtue of any instrument governing the same; nor will it, after any such sale or sales, claim or exercise any right, under any applicable law to redeem any portion of such security so sold.

         5. Conduct No Waiver. No waiver of default shall be effective unless in writing executed by the Company and waiver of any default or forbearance on the part of the Company in enforcing any of its rights under this Security Agreement shall not operate as a waiver of any other default or of the same default on a future occasion or of such right.

         6. Governing Law; Definitions. This Security Agreement is a contract made under and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with, the laws of the State of Colorado applicable to contracts made and to be performed entirely within such State. Terms used but not defined herein shall have the respective meaning ascribed thereto in the Loan Agreement. Unless otherwise defined herein or in the Loan Agreement, terms used in Article 9 of the Uniform Commercial Code in the State of Colorado are used herein as therein defined on the date hereof. The headings of the various subdivisions hereof are for convenience of reference only and shall in no way modify any of the terms or provisions hereof.

         7. Notices. All notices, demands, requests, consents and other communications hereunder shall be delivered and shall be effective in the manner specified in Section 9.4 of the Loan Agreement.

         8. Rights Not Construed as Duties. The Company neither assumes nor shall it have any duty of performance or other responsibility under any contracts in which the Company has or obtains a security interest hereunder. If the Subsidiary fails to perform any agreement contained herein, the Company may but is in no way obligated to itself perform, or cause performance of, such agreement, and the expenses of the Company incurred in connection therewith shall be payable by the Subsidiary under paragraph 11.

         9. Amendments. None of the terms and provisions of this Security Agreement may be modified or amended in any way except by an instrument in writing executed by each of the parties hereto.

         10. Severability. If any one or more provisions of this Security Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforce ability of the remaining provisions contained herein shall not in any way be affected, impaired or prejudiced thereby.

         11. Expenses. The Subsidiary agrees to indemnify the Company from and against any and all claims losses and liabilities growing out of or resulting from this

Security Agreement (including, without limitation, enforcement of this Security Agreement), except claims, losses or liabilities resulting from the Company's gross negligence or willful misconduct.

         12. Successors and Assigns; Termination. This Security Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until full payment and performance of the Secured Obligations (b) be binding upon the Subsidiary, its successors and assigns and
(c) inure, together with the rights and remedies of the Company hereunder, to the benefit of the Company and its successors, transferees and assigns. Upon the full payment and performance of the Secured Obligations the security interests granted hereby shall terminate and all rights to the Collateral shall revert to the Subsidiary. Upon any such termination, the Company will, at the Subsidiary's expense, execute and deliver to the Subsidiary such documents as the Subsidiary shall reasonably request to evidence such termination.

         13. Submission to Jurisdiction. The Subsidiary agrees that any legal action or proceeding with respect to this Security Agreement or the transactions contemplated hereby may be brought in any court of the State of Colorado, or in any court of the United States of America sitting in Colorado, and the Subsidiary hereby submits to and accepts generally and unconditionally the jurisdiction of those courts with respect to their respective person and property, and irrevocably consents to the service of process in connection with any such action or proceeding by personal delivery to the Subsidiary or by the mailing thereof by registered or certified mail, postage prepaid addressed to the Subsidiary at the address for notices as provided in Section 7 hereof. Nothing in this paragraph shall affect the right of the Company to serve process in any other manner permitted by law or limit the right of the Company to bring any such action or proceeding against the Subsidiary or property in the courts of any other jurisdiction. The Subsidiary hereby irrevocably waives any objection to the laying of venue of any such suit or proceeding in the above described courts.

         14. Waiver of Jury Trial. No party to this instrument, which includes any assignee, successor, heir or personal representative of a party, shall seek a jury trial in any lawsuit, proceeding, counterclaim, or any other litigation procedure based upon, or arising out of this Agreement, any related instrument, or the dealings or the relationship between the parties. If the subject matter of any such litigation is one in which the waiver of a jury trial is prohibited, if at all, under the controlling law of the applicable jurisdiction, by constitutional or statutory provision, no party hereto will present as a defense or counterclaim in such litigation any claim which would reduce or offset any amount or right claimed under the provisions of this Agreement. No party will seek to consolidate any such action, in which a jury has been waived, with any other action in which a jury trial cannot or has not been waived.

         THE PROVISIONS OF THIS SECTION 14 HAVE BEEN FULLY DISCUSSED BY THE PARTIES HERETO, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE COMPANY IN ENTERING INTO THIS AGREEMENT.

         IN WITNESS WHEREOF, the Subsidiary has caused this Security Agreement to be duly executed as of the day and year first set forth above.

                                        [NAME OF SUBSIDIARY]


                                        By:
                                            -----------------------------------
                                        Its:
                                             ----------------------------------

                                PLEDGE AGREEMENT


         This Pledge Agreement ("Pledge Agreement") dated as of December __, 1997, is made and entered into by and between Einstein/Noah Bagel Corp., a Delaware corporation (the "Company"), and all of the holders of Units in Einstein/Noah Bagel Partners, L.P., a Delaware limited partnership (the "DEVELOPER"), and their spouses listed on the signature pages hereof and any other persons (other than the Company and Bagel Store Development Funding, L.L.C., referred to herein as the "Fund") who, after the date of this Pledge Agreement, become holders of Units in the DEVELOPER, and their spouses (collectively, the "Partners").


                                    RECITALS

         1. The Partners own certain of the issued and outstanding Units in the DEVELOPER, in the amounts set forth on Schedule A hereto.

         2. As an inducement to the Company to enter into the loan agreement with DEVELOPER, dated December ___, 1997 (the "Loan Agreement") the Partners agreed, among other things, to pledge to the Company, and grant a security interest to the Company, in and to, 100% of the issued and outstanding Units in the DEVELOPER (excluding any such Units held by the Fund or the Company).

         NOW, THEREFORE, the Company and the Partners have agreed as follows:

         1. CERTAIN DEFINITIONS. The capitalized terms and phrases not otherwise defined herein, shall have the meanings given them in the Loan Agreement, and the following terms or phrases shall have the following meanings:

         "Affiliate" shall mean, with respect to a specified person, any other person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with the person specified.

         "Collateral" shall mean the Pledged Units and any other property in which the Company acquires a security interest pursuant to this Pledge Agreement to secure any indebtedness or other obligation of the DEVELOPER to the Company.

         "Default" shall have the meaning given it in Section 10 of this Pledge Agreement.

         "Pledged Units" shall mean all the issued and outstanding Units in the DEVELOPER now or hereafter owned by the Partners.

         "Secured Obligations" shall mean the obligations secured by this Pledge Agreement described in Section 3 of this Pledge Agreement.

         "Units" shall have the meaning ascribed thereto in the limited partnership agreement of the DEVELOPER dated December __, 1996 (the "Limited Partnership Agreement"), as it may be amended from time to time.

         2. GRANT OF SECURITY INTEREST.

                  (a) The Partners hereby grant to the Company a security interest in all of their respective right, title and interest in and to the Pledged Units whether now owned or hereafter acquired. The Partners further grant to the Company a security interest in any rights to subscribe, liquidating distributions, distributions paid in units of ownership interest, new securities, or any other property to which the Partners are or may hereafter become entitled to receive whether on account of the Pledged Units or otherwise, other than cash distributions permitted pursuant to the provisions of Section
6.4 of the Loan Agreement. If the Partners receive additional property of such nature, they shall immediately deliver such property to the Company to be held by the Company in the same manner as the property held pursuant to this Pledge Agreement.

                  (b) The Partners grant a further security interest to the Company in the proceeds or products of any sale or other disposition of the Pledged Units.

         3. OBLIGATIONS SECURED. The security interest created hereby secures payment and performance of (a) the indebtedness evidenced by the Note and all obligations contained in the Note, (b) all of the other obligations, agreements, covenants and representations of the DEVELOPER under the Loan Agreement whether or not, either on the date of this Pledge Agreement or thereafter, evidenced by any note, instrument, or other writing, and (c) any and all other indebtedness, obligation, or liability of the DEVELOPER to the Company, however evidenced, whether existing on the date of this Pledge Agreement or arising thereafter, direct or indirect, absolute or contingent, joint and/or several.

         4. REPRESENTATIONS AND WARRANTIES. To induce the Company to enter into this Pledge Agreement, each of the Partners represents and warrants for himself as follows:

                  (a) The Partners has full right, power, and capacity to enter into and perform this Pledge Agreement; and this Pledge Agreement has been duly authorized, executed and delivered and constitutes a legal, valid, and binding obligation of the Partner enforceable in accordance with its terms.

                  (b) The Partner has good and marketable title to the Pledged Units owned by him, and such Pledged Units are not subject to any lien, charge, pledge, encumbrance, claim, or security interest other than the security interest created by this Pledge Agreement.

                  (c) The Pledged Units owned by him constitute one hundred percent (100%) of the issued and outstanding equity interest of the DEVELOPER owned by him.

                  (d) The Pledged Units owned by him are fully paid and nonassessable.

                  (e) Other than the Limited Partnership Agreement, the Partner has not entered into any restriction or purchase agreement with respect to the Pledged Units which would in any way restrict the sale, pledge or other transfer of the Pledged Units or of any interest in or to the Pledged Units.

         5. DURATION OF SECURITY INTEREST. The Company and its successors and assigns shall hold the Pledged Units and security interest created hereby upon the terms of this Pledge Agreement, and this security interest shall continue until all the Secured Obligations have been paid in full.

         6. MAINTAINING FREEDOM FROM LIENS. The Partners shall keep the Pledged Units and other Collateral free and clear of liens, other than the lien granted hereunder and shall pay all amounts, including taxes, assessments, or charges, which might result in a lien against the Pledged Units or other Collateral if left unpaid. If any such lien, assessment, claim or charge shall nevertheless exist, and the Partners fail to pay such amounts promptly, the Company may, but is not obligated to, pay such amounts and such payment shall be conclusive evidence of the legality or validity thereof. The Partners shall promptly reimburse the Company for any such payments and until reimbursement, such payments shall be a part of the Secured Obligations.

         7. CERTAIN RIGHTS RESPECTING PLEDGED UNITS.

                  (a) The Partners shall continue to be the owners of the Pledged Units and other Collateral so long as no Default has occurred and is continuing and may collect and retain all cash distributions now or hereafter payable on or on account of the Pledged Units and other Collateral which are permitted under the Loan Agreement, and, so long as no Default has occurred, may exercise voting rights with respect to the Pledged Units and other Collateral.

                  (b) The Partners shall not sell, transfer, or attempt to sell or transfer the Pledged Units or other Collateral, or any part thereof or interest therein, without the prior express written consent of the Company. Any such consent of the Company shall not constitute the release by the Company of its interest in the Pledged Units or other Collateral and any such sale or transfer consented to shall transfer the Pledged Units or other Collateral subject to the security interest of the Company. Any such transfer shall be subject to the transferee's agreement to be bound by the terms and subject to the conditions of this Pledge Agreement, such agreement to be evidenced by the transferee's execution of this Pledge Agreement.

                  (c) The Company, at its option upon any Default, may exercise all voting rights and privileges whatsoever with respect to the Pledged Units and other Collateral, including, without limitation, the right to receive distributions, and to that end, the Partners hereby constitute any officer of the Company as their proxy and attorney-in-fact for all purposes of voting the Pledged Units and other Collateral after any Default at any annual regular or special meeting of the DEVELOPER, and this appointment shall be deemed coupled with an interest and is and shall be irrevocable until all of the Secured Obligations have been fully paid and terminated, and all persons whatsoever shall be conclusively entitled to rely upon any oral or written certification of the Company that it is entitled to vote the Pledged Units and other Collateral hereunder. The Partners shall execute and deliver to the Company any additional proxies and powers of attorney that the Company may desire in its own name in order to exercise the rights expressly granted to the Company under this Section 7(c). In addition to any other voting rights, the Company may, upon any Default, vote the Pledged Units and other Collateral to remove the general partner of the DEVELOPER, or any of them, and to elect new general partners of the DEVELOPER, who may thereafter manage the affairs of the DEVELOPER, operate its properties and carry on its business and otherwise take any action with respect thereto as it shall deem necessary and appropriate, and may also liquidate its business, and may authorize the borrowing of money in the name of the DEVELOPER, and the pledge of its assets to secure such borrowing.


         8. DELIVERY OF CERTIFICATES AND TRANSFER DOCUMENTS; PLEDGE OF ADDITIONAL UNITS. If the Pledged Units are at any time represented by certificates, the Partners shall deliver to the Company such certificates in form suitable for transfer together with executed blank assignment or transfer documents and the Company shall hold the certificates as bailee for DEVELOPER. If for any reason any of the Partners acquires any interest in any additional partnership units of the DEVELOPER such Partner shall immediately deliver certificates representing those units in form suitable for transfer and blank assignment or transfer documents to the Company to be held by the Company in the same manner as the Pledged Units, and such units shall be pledged under this Pledge Agreement and constitute a part of the Collateral. With respect to any additional units acquired by any of the Partners, the Company will hold certificates representing those units as bailee for DEVELOPER.

         9. DEFAULT. At the option of the Company, the occurrence of any Default under the Loan Agreement shall constitute a default under this Pledge Agreement.

         10. REMEDIES.

                  (a) Upon the occurrence of any Default, the Company shall have all of the rights and remedies provided by law and/or by this Pledge Agreement, including but not limited to all of the rights and remedies of a secured party under the Uniform Commercial Code, and the Partners hereby authorize the Company to hold such Pledged Units or to sell all or any part of the Pledged Units at public or private sale and to apply the proceeds of such sale to the costs and expenses thereof (including the reasonable attorneys' fees and disbursements incurred by the Company) and then to the payment of the other Secured Obligations. The Company may be the purchaser at any such sale. The Partners expressly authorize such sale or sales of the Pledged Units in advance of and to the exclusion of any sale or sales of or other realization upon any other collateral securing indebtedness or other obligations owed to the Company. The Company shall be under no obligation to preserve rights against prior parties.

                  (b) The Partners agree and acknowledge that because there may be no public market for the Pledged Units and because of applicable securities laws, a public sale of the Pledged Units may not be possible or advisable and sales at a private sale may be on terms less favorable than if such Pledged Units were sold at a public sale and may be at a price less favorable than a public sale. The Partners agree that all such private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

         11. EXERCISE OF REMEDIES. The rights and remedies of the Company shall be deemed to be cumulative, and any exercise of any right or remedy shall not be deemed to be an election of that right or remedy to the exclusion of any other right or remedy. Notwithstanding the foregoing, the Company shall be entitled to recover by the cumulative exercise of all remedies no more than the sum of (a) the Secured Obligations remaining outstanding at the time of the exercise of remedies, plus (b) the costs, fees, and expenses the Company is otherwise entitled to recover.

         12. RETURN OF COLLATERAL. If certificates representing the Pledged Units shall at any time have been delivered to the Company hereunder, the Company may at any time deliver the Pledged Units or other Collateral, or any part thereof, to the Partners. The receipt by the Partners of the Pledged Units or other Collateral, or any part thereof, shall be a complete and full discharge of the Company, and the Company shall be discharged from any liability or responsibility with respect thereto.

         13. COMMUNICATIONS AND NOTICES.

                  (a) Any requirement of the Uniform Commercial Code of reasonable notice shall be met if such notice is given at least five business days before the time of sale, disposition, or other event or thing giving rise to the requirement of notice.

                  (b) All communications and notices shall be in writing and shall be deemed to have been duly given if delivered personally to the party to whose attention the notice is directed or sent by overnight express, facsimile transmission, express mail delivery service, or registered or certified mail, return receipt requested, postage prepaid, and properly addressed as follows:

                  If to the Partners:

                           To the particular Partner at his or her last known address

                  If to the Company:

                           Einstein/Noah Bagel Corp.
                           14123 Denver West Parkway
                           Golden, CO 80401
                           Attention:  General Counsel
                           Facsimile: (303) 216-3490


Any party may change the address to which notices hereunder are to be sent to it by giving written notice of such change of address in the manner herein provided for giving notice. Any notice delivered personally shall be deemed to have been given when so delivered. Any notice delivered by facsimile transmission shall be deemed to have been given on the earlier of the date it is actually received or one day after such transmission. Any notice delivered by overnight express courier will be deemed to have been given on the next succeeding business day after the day it is sent to the intended recipient at the address set forth above, and any notice delivered by registered or certified mail or express mail delivery service shall be deemed to have been duly given on the earlier of the date it is actually received or three business days after it is sent to the intended recipient at the address set forth above.

         14. FURTHER ASSURANCES. The Partners shall sign any such other documents or instruments, including UCC financing statements, and take such other action, as the Company may request to more fully create and maintain, or to verify, ratify, or perfect the security interest intended to be created by this Pledge Agreement.

         15. MULTIPLE COUNTERPARTS. This Pledge Agreement may be executed in two or more counterparts each of which shall be deemed an original, and it shall not be necessary in making proof of this Pledge Agreement or the terms thereof to produce or account for more than one such counterpart.

         16. MISCELLANEOUS.

                  (a) Failure by the Company to exercise any right shall not be deemed a waiver of that right, and any single or partial exercise of any right shall not preclude the further exercise of that right. Every right of the Company shall continue in full force and effect until such right is specifically waived in a writing signed by the Company.

                  (b) If any provision of this Pledge Agreement or the application thereof to any person or circumstance is held invalid or unenforceable, the remainder of this Pledge Agreement and the application of such provision to other persons or circumstances shall not be affected thereby, and the provisions of this Pledge Agreement shall be severable in any such instance.

                  (c) The headings of the sections of this Pledge Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Pledge Agreement.

                  (d) This Pledge Agreement shall benefit the Company and its successors and assigns, and all obligations of the Partners shall bind their successors and assigns. The Partners acknowledge that the Company may assign or otherwise transfer (in whole or in part) the Note, the Loan Agreement or this Pledge Agreement to any other person, and such other person shall thereupon become vested with all of the benefits in respect thereof granted to the Company thereunder (including the benefits under this Pledge Agreement).

                  (e) THIS PLEDGE AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF COLORADO APPLICABLE TO CONTRACTS MADE AND TO BE PER FORMED THEREIN WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS THEREOF.

                  (f) This Pledge Agreement and the Loan Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior understandings with respect to the subject matter hereof. No change modification, addition, or termination of this Pledge Agreement shall be enforceable unless in writing and signed by the party against whom enforcement is sought.

                  (g) To the extent any spouse of a Partner is deemed, under applicable law or otherwise to have an interest in the Collateral, such spouse hereby waives, relinquishes, and forever releases such interest in such Collateral and agrees that such Collateral is subject to all of the terms and provisions of this Pledge Agreement, especially, without limitation, Sections 9 and 10 hereof, and further agrees to be bound by the terms and provisions hereof and to execute, acknowledge, and deliver such further assignments, transfers, conveyances, powers of attorney, and assurances as may be required to sell the Pledged Units as provided in Section 10 hereof, and as may be otherwise appropriate to carry out the transactions contemplated by this Pledge Agreement.

                  (h) Each of the Partners agrees that any legal action or proceeding with respect to this Pledge Agreement or the transactions contemplated hereby may be brought in any court of the State of Colorado, or in any court of the United States of America sitting in Colorado, and each of the Partners hereby submits to and accepts generally and unconditionally the jurisdiction of those courts with respect to its person and property, and irrevocably consents to the service of process in connection with any such action or proceeding by personal delivery to each of the Partners or by the mailing thereof by registered or certified mail, postage prepaid addressed to each of the Partners at the address for notices as provided in Section 13 hereof. Nothing in this paragraph shall affect the right of the Company to serve process in any other manner permitted by law or limit the right of the Company to bring any such action or proceeding against the Partners or property in the courts of any other jurisdiction. Each of the Partners hereby irrevocably waives any objection to the laying of venue of any such suit or proceeding in the above described courts.

         17. WAIVER OF JURY TRIAL. No party to this instrument, which includes any assignee, successor, heir or personal representative of a party, shall seek a jury trial in any lawsuit, proceeding, counterclaim, or any other litigation procedure based upon, or arising out of this Agreement, any related instrument, or the dealings or the relationship between the parties. If the subject matter of any such litigation is one in which the waiver of a jury trial is prohibited, if at all, under the controlling law of the applicable jurisdiction, or by constitutional or statutory provision, no party hereto will present as a defense or counterclaim in such litigation any claim which would reduce or offset any amount or right claimed under the provisions of this Pledge Agreement. No party will seek to consolidate any such action, in which a jury has been waived, with any other action in which a jury trial cannot or has not been waived.

         THE PROVISIONS OF THIS SECTION 18 HAVE BEEN FULLY DISCUSSED BY THE PARTIES HERETO, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE COMPANY IN ENTERING INTO THIS AGREEMENT.

         IN WITNESS WHEREOF, the parties hereto executed this Pledge Agreement to be effective as of the date and year first above written.

                                        EINSTEIN/NOAH BAGEL CORP.


                                        By:
                                            -----------------------------------
                                        Name:  Paul A. Strasen
                                        Title: Senior Vice President





The DEVELOPER hereby executes this Pledge Agreement for purposes of acknowledging and consenting to its execution by the DEVELOPER's Partners and agrees that its security interest in and to the Pledged Units is junior to the security interest in and to the Pledged Units granted to the Company hereunder.

                                       EINSTEIN/NOAH BAGEL
                                         PARTNERS, L.P.


                                       By:    Einstein/Noah Bagel Partners, Inc.
                                       Its:   General Partner


                                       By:
                                           ------------------------------------
                                       Name:  Jeffrey L. Butler
                                       Title: President

                                   Schedule A

                                       To

                                Pledge Agreement


                       Pledged Units at December __, 1997

                       No. of Units                  Issued To
                       ============                  =========

                       ------------                  ---------

                       ------------                  ---------

                       ------------                  ---------
